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                                                                    EXHIBIT 10.6

                               SECURITY AGREEMENT


       This Security Agreement dated as of March 23, 1998 (this "Agreement"), is made by the undersigned subsidiaries of Denali Incorporated, a Delaware corporation (such undersigned subsidiaries being the "Debtors"), in favor of NationsBank of Texas, N.A., in its capacity as agent (the "Secured Party") for certain financial institutions which are or may become parties to the Credit Agreement described below.

                                  INTRODUCTION

       Reference is made to the Amended and Restated Credit Agreement dated as of March 23, 1998 (as amended, restated, modified or supplemented from time to time, the "Credit Agreement"), among Denali Incorporated, Ershigs Biloxi, Inc., Ershigs, Inc., Fluid Containment, Inc., SEFCO, Inc., certain financial institutions which are or may become parties thereto (the "Banks"), and the Secured Party. Each of the Debtors has entered into the Guaranty dated as of March 23, 1998 (as modified from time to time, the "Guaranty"), in favor of the Secured Party guaranteeing the payment of the obligations of the Borrowers under the Credit Agreement and the other Loan Documents, including any Interest Hedge Agreements. It is a condition precedent to the effectiveness of the Credit Agreement that the Debtors secure the obligations under the Credit Agreement and the other Loan Documents, including the Guaranty and any Interest Hedge Agreements, with this Agreement.

       This Agreement is an amendment and restatement of the security agreement provisions of the Existing Credit Agreement, not a new or substitute security agreement or a novation of the security agreement provisions of the Existing Credit Agreement.

       Therefore, for the consideration expressed in the Credit Agreement and the Guaranty, and in order to induce the Secured Party and the Banks to enter into the Credit Agreement, the Debtors jointly and severally agree with the Secured Party as follows:

Section 1.    Interpretation; Definitions.

       1.1 Terms defined above and elsewhere in this Agreement shall have their specified meanings. Capitalized terms used herein but not defined herein shall have the meanings specified by the Credit Agreement. Terms defined in
Article 9 of the UCC shall have the meanings specified in Article 9 of the UCC.
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       1.2    The following terms shall have the following meanings:

       "Chief Executive Office Location" means, with respect to each Debtor, the location of the chief executive office of such Debtor as specified in the attached Schedule I.

       "Collateral" has the meaning specified in Section 2.1.

       "Collateral Account" means any deposit account with the Secured Party which is designated, maintained, and under the sole control of the Secured Party and is pledged to the Secured Party and which has been established pursuant to the provisions of this Agreement for the purposes described in this Agreement including collecting, holding, disbursing, or applying certain funds, all in accordance with this Agreement. Each Debtor agrees to execute any documents reasonably requested by the Secured Party to create any Collateral Account and pledge it to the Secured Party.

       "Equipment" means all of each Debtor's present and future owned or leased fixtures, equipment, mobile equipment, vehicles, interstate commercial vehicles, railroad rolling stock, ships, and aircraft and inventory comprised of such items, wherever located, including Vehicles, containers, parts inventory, and all equipment located at the Equipment Locations, and all parts thereof and all accessions and additions thereto.

       "Equipment Location" means, with respect to each Debtor, all of the locations designated as Equipment Locations for such Debtor in the attached
Schedule I, together with any other locations designated as Equipment Locations by such Debtor if such Debtor has provided the Secured Party with advance written notice of the designation referencing this Agreement and the opportunity to perfect a first priority security interest in any Equipment located at such location in accordance with the terms of this Agreement.

       "Inventory" means all of each Debtor's present and future inventory, wherever located, including inventory in the form of items of Equipment that are or become inventory, inventory in joint production with another person, inventory in which such Debtor has an interest as consignor, and inventory that is returned to or stopped in transit by such Debtor, all combinations and products thereof, and any documents of title or warehouse receipts representing or purporting to represent the foregoing.

       "Proceeds" means all of each Debtor's present and future (a) proceeds of the Collateral, whether arising from the collection, sale, lease, exchange, assignment, licensing, or other disposition of the Collateral, (b) proceeds of any casualty or condemnation of the Collateral (including insurance proceeds and condemnation awards), (c) claims against third parties for impairment, loss, damage, or impairment of the value of the Collateral, and (d)



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rights under any insurance, indemnity, warranty, or guaranty of or for any of the foregoing, in each case whether represented as money, deposit accounts, accounts, general intangibles, securities, instruments, documents, chattel paper, inventory, equipment, fixtures, or goods.

       "Receivables" means all of each Debtor's present and future accounts, accounts from governmental agencies, instruments, chattel paper, and general intangibles, including those arising from the consignment, storage, and sale of Inventory, rights to payment under all contracts, income tax refunds, and other rights to the payment of money.

       "Records" means all of each Debtor's present and future contracts, accounting records, files, computer files, computer programs, and other records primarily related to the Inventory, Receivables, and Proceeds.

       "Related Rights" means all of each Debtor's present and future sale contracts, chattel paper, licenses, permits, contracts, ledgers, files, records, computer files, computer programs, and general intangibles related to any other items of Collateral.

       "Secured Obligations" means (a) all principal, interest, fees, reimbursements, indemnifications, and other amounts now or hereafter owed by the Credit Parties to the Secured Party and the Banks (and, with respect to the Interest Hedge Agreements, any Affiliates of the Banks) under the Credit Agreement and the other Loan Documents, including the Guaranty and any Interest Hedge Agreement; and (b) any increases, extensions, and rearrangements of the foregoing obligations under any amendments, supplements, and other modifications of the agreements creating the foregoing obligations.

       "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of Texas, as amended from time to time, and any successor statute.

       "Vehicles" means all of each Debtor's present and future owned or leased motorcoaches, buses, vans, trucks, automobiles, taxicabs, tractors, and trailers.





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Section 2.    Grant of Security Interest.

       2.1 Grant of Security Interest. Each Debtor hereby grants to the Secured Party, for the benefit of the holders of the Secured Obligations, a security interest in all of such Debtor's right, title, and interest in and to the following property (the "Collateral") to secure the payment and performance of the Secured Obligations:

              All Equipment;

              All Inventory;

              All general intangibles;

              All Records;

              All Receivables;

              All Related Rights; and

              All Proceeds.

To the extent that the Collateral is not subject to the UCC, each Debtor collaterally assigns all of such Debtor's right, title, and interest in and to such Collateral to the Secured Party to secure the payment and performance of the Secured Obligations to the full extent that such a collateral assignment is possible under the relevant law.

       2.2 Debtor Remains Liable. Anything herein to the contrary notwithstanding: (a) each Debtor shall remain liable under any contracts and agreements included in the Collateral to the extent set forth therein to perform such Debtor's obligations thereunder to the same extent as if this Agreement had not been executed; (b) the exercise by Secured Party of any rights hereunder shall not release any Debtor from any obligations under any contracts and agreements included in the Collateral; and (c) Secured Party shall not have any obligation under any contracts and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform or fulfill any of the obligations of any Debtor thereunder, including any obligation to make any inquiry as to the nature or sufficiency of any payment any Debtor may be entitled to receive thereunder, to present or file any claim, or to take any action to collect or enforce any claim for payment thereunder.

Section 3. General Provisions. Each Debtor represents and warrants to and agrees with the Secured Party as follows:





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       3.1    Ownership. Such Debtor has good and indefeasible title to the assets which comprise the Collateral of such Debtor as reflected in such Debtor's financial statements free from any liens, security interests, assignments, adverse claims, restrictions, or other encumbrances whatsoever except the Permitted Liens. No effective recorded interest, financing statement, or similar recording or filing covering any part of the Collateral of such Debtor is on file in any recording office, except those filed in connection with Permitted Liens. Such Debtor shall not, without the prior written consent of the Secured Party, grant any lien, security interest, assignment, restriction, claim, or other encumbrance on or against the Collateral, or lease, sell, or otherwise transfer any of such Debtor's rights in the Collateral except as otherwise permitted under this Agreement or the Credit Agreement.

       3.2    Perfection.

              (a) As of the date of this Agreement, the true and correct name of such Debtor as listed on such Debtor's certificate or articles of incorporation is the name specified for such Debtor on the signature pages of this Agreement. Such Debtor has had no prior names other than those listed for such Debtor in the attached Schedule I. Such Debtor has not used and does not use any trade names other than those listed in the attached Schedule I.
Without ten days' advance written notice to the Secured Party, such Debtor shall not change such Debtor's name.

              (b) As of the date of this Agreement, such Debtor's chief executive office is located at the Chief Executive Office Location for such Debtor. Without ten days' advance written notice to the Secured Party, such Debtor shall not change the location of such Debtor's chief executive office from the Chief Executive Office Location for such Debtor.

              (c) A carbon, photographic, or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof.

       3.3    Priority.

              (a) The security interests created by this Agreement are or, with respect to any security interest in Collateral of any Subsidiary acquired by any of the Borrowers in an Acquisition transaction, will be within 30 days following the closing of such Acquisition, first priority except as set forth below, subject only to the Permitted Liens, and such Debtor shall preserve and maintain the status of such security interests to the end that such security interests remain first priority security interests, except as set forth below, in the Collateral subject only to the Permitted Liens. Permitted Liens for taxes, assessments, or other governmental charges or levies may be first priority to the extent required by applicable law.





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              (b)    If the proceeds of the Secured Obligations are used to pay any indebtedness secured by prior liens, the Secured Party is subrogated to all of the rights and liens of the holders of such indebtedness.

       3.4    Further Assurances.

              (a) There are no actions, suits, proceedings, or investigations pending or, to the knowledge of such Debtor, threatened against or affecting any material portion of the Collateral, or involving the validity or enforceability of this Agreement or the priority of the liens, security interests, or assignments created hereunder with respect to any material portion of the Collateral. If the validity or priority of this Agreement or of any liens, security interests, or assignments created or purported to be created hereunder or the title of such Debtor to any Collateral of such Debtor shall be endangered, questioned, or attacked in any material respect or if any material legal proceedings are instituted against such Debtor with respect thereto, such Debtor shall give prompt written notice thereof to the Secured Party, and the action proposed to be taken by such Debtor in connection therewith. During the existence of an Event of Default, such Debtor shall not initiate any action with respect to such material matters without granting the Secured Party advance written notice of such Debtor's intent to initiate such actions and the opportunity to consult with such Debtor regarding such Debtor's proposed actions (unless immediate action is necessary to prevent loss to such Debtor). At the Secured Party's request, during the existence of an Event of Default, such Debtor shall take any actions reasonably requested by the Secured Party with respect to such matters, including diligently endeavoring to cure any material defect existing or claimed, and taking all reasonably necessary and desirable steps for the defense of any legal proceedings, including the employment of counsel, the prosecution or defense of litigation, and the release or discharge of all adverse claims. During the existence of an Event of Default, the Secured Party, whether or not named as a party to any legal proceedings, is authorized to take any additional steps as the Secured Party deems necessary or desirable for the defense of any such legal proceedings or the protection of the validity or priority of this Agreement and the liens, security interests, and assignments created hereunder, including the employment of independent counsel, the prosecution or defense of litigation, the compromise or discharge of any adverse claims made with respect to any Collateral of such Debtor and the payment or removal of prior liens or security interests, and the reasonable expenses of the Secured Party in taking such action shall be paid by such Debtor.

              (b) Such Debtor agrees that at any time such Debtor shall promptly execute and deliver all further agreements, and take all further action, that the Secured Party may reasonably request, in order to further evidence the liens, security interests, and assignments granted or purported to be granted hereunder and perfect and protect the same





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or to enable the Secured Party to exercise and enforce the Secured Party's rights and remedies hereunder. Without limiting the foregoing, such Debtor shall at the Secured Party's reasonable request execute financing statements, assignments, notices, certificates of title and applications therefor, and such other documents and agreements as the Secured Party may reasonably request in order to perfect and preserve the security interests granted or purported to be granted hereunder. Such Debtor shall furnish to the Secured Party from time to time any statements and schedules further identifying and describing any Collateral of such Debtor and such other reports in connection with the Collateral of such Debtor as the Secured Party may reasonably request.

              (c) During the existence of an Event of Default, such Debtor agrees that, if such Debtor fails to perform under this Agreement, the Secured Party may, but shall not be obligated to, after written request to such Debtor to perform, perform such Debtor's obligations under this Agreement, and any reasonable expenses incurred by the Secured Party in performing such Debtor's obligations shall be paid by such Debtor. Any such performance by the Secured Party may be made by the Secured Party in reasonable reliance on any statement, invoice, or claim, without inquiry into the validity or accuracy thereof. The amount and nature of any expense of the Secured Party hereunder shall be conclusively established by a certificate of any officer of the Secured Party absent manifest error.

              (d) Such Debtor irrevocably appoints the Secured Party as such Debtor's attorney in fact, with full authority to act during the existence of an Event of Default for such Debtor and in the name of such Debtor, to take any action and execute any agreement which the Secured Party deems necessary or advisable to accomplish the purposes of this Agreement, including the matters that the Secured Party is expressly authorized to take pursuant to this Agreement (including the matters described in paragraph (c) above), and instituting proceedings the Secured Party deems necessary or desirable to enforce the rights of the Secured Party with respect to this Agreement.

              (e) The powers conferred on the Secured Party under this Agreement are solely to protect the Secured Party's rights under this Agreement and shall not impose any duty upon it to exercise any such powers. Except as elsewhere provided hereunder, the Secured Party shall have no duty as to any of the Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to the Collateral.

       3.5 Insurance. With respect to any casualty or condemnation to the Collateral, all proceeds of such casualty or condemnation which are due to such Debtor, including any property insurance proceeds, condemnation awards, proceeds from actions, and any other





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proceeds, are assigned to the Secured Party and shall be paid directly to the
Secured Party for disposition in accordance with Section 5.12 of the Credit Agreement.

Section 4. General Remedies. During the existence of an Event of Default, the Secured Party may, at the Secured Party's option, exercise one or more of the remedies specified elsewhere in this Agreement or the following remedies:

       4.1    Interim Remedies.

              (a) To the extent permitted by law, the Secured Party may exercise all the rights and remedies of a secured party under the UCC.

              (b) The Secured Party may prosecute actions in equity or at law for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted or for the enforcement of any other appropriate legal or equitable remedy.

              (c) The Secured Party may occupy any premises owned or leased by any Debtor where any Collateral is assembled for a reasonable period in order to effectuate the Secured Party's rights and remedies hereunder or under law, without obligation to any Debtor with respect to such occupation.

       4.2    Foreclosure.

              (a) The Secured Party may foreclose on any Collateral in any manner permitted by the courts of or in the State of Texas or the State in which any Collateral is located. If the Secured Party should institute a suit for the collection of the Secured Obligations and for foreclosure under this Agreement, the Secured Party may at any time before the entry of a final judgment dismiss the same, and take any other action permitted by this Agreement.

              (b) To the extent permitted by law, the Secured Party may exercise all the foreclosure rights and remedies of a secured party under the UCC. In connection therewith, the Secured Party may sell any Collateral at public or private sale, at the office of the Secured Party or elsewhere, for cash or credit and upon written notice to such Debtor, such other terms as the Secured Party deems commercially reasonable. The Secured Party may sell any Collateral at one or more sales, and the security interest granted hereunder shall remain in effect as to the unsold portion of the Collateral. Each Debtor hereby deems ten days advance notice of the time and place of any public or private sale reasonable notification, recognizing that if the Collateral is perishable or threatens to decline speedily in value or is of a type





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customarily sold on a recognized market, shorter notice may be reasonable.  The
Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any sale by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was adjourned. In the event that any sale hereunder is not completed or is defective in the opinion of the Secured Party, the Secured Party shall have the right to cause subsequent sales to be made hereunder. Any statements of fact or other recitals made in any bill of sale, assignment, or other document representing any sale hereunder, including statements relating to the occurrence of an Event of Default, acceleration of the Secured Obligations, notice of the sale, the time, place, and terms of the sale, and other actions taken by the Secured
Party in relation to the sale may be conclusively relied upon by the purchaser at any sale hereunder. The Secured Party may delegate to any agent the performance of any acts in connection with any sale hereunder, including the sending of notices and the conduct of the sale.

       4.3 Application of Proceeds. Unless otherwise specified herein, any cash proceeds received by the Secured Party from the sale of, collection of, or other realization upon any part of the Collateral or any other amounts received by the Secured Party hereunder may be, at the discretion of the Secured Party
(a) held by the Secured Party in one or more Collateral Accounts as cash collateral for the Secured Obligations or (b) applied to the Secured Obligations. Amounts applied to the Secured Obligations shall be applied in the following order:

              First, to the payment of the costs and expenses of exercising the Secured Party's rights hereunder, whether expressly provided for herein or otherwise; and

              Second, to the payment of the Secured Obligations in the order set forth in Section 6.9 of the Credit Agreement.

Any surplus cash collateral or cash proceeds held by the Secured Party after payment in full of the Secured Obligations and the termination of all commitments of the Secured Party to all Debtors shall be paid over by the Secured Party to Denali Incorporated for distribution to the Debtors entitled to receive such surplus or to any other Persons that may be lawfully entitled to receive such surplus.

       4.4 Waiver of Certain Rights. To the full extent each Debtor may do so, such Debtor shall not insist upon, plead, claim, or take advantage of any law providing for any appraisement, valuation, stay, extension, or redemption, and such Debtor hereby waives and releases the same, and all rights to a marshaling of the assets of such Debtor, including the Collateral, or to a sale in inverse order of alienation in the event of foreclosure of the liens





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and security interests hereby created.  Such Debtor shall not assert any right under any law pertaining to the marshaling of assets, sale in inverse order of alienation, the administration of estates of decedents or other matters whatever to defeat, reduce, or affect the right of the Secured Party under the terms of this Agreement.

Section 5.    Equipment.   Each Debtor represents and warrants to and agrees
with the Secured Party as follows:

       5.1    Ownership.

              (a) Such Debtor has good and indefeasible title to the Vehicles of such Debtor that are reflected as part of such Debtor's transportation equipment in such Debtor's financial statements and as reflected in the Vehicle listings for such Debtor provided to the Secured Party free from any liens, security interests, assignments, adverse claims, restrictions, or other encumbrances whatsoever except the Permitted Liens.

              (b) Such Debtor may sell or otherwise dispose of the Equipment of such Debtor provided that such sales or other dispositions are made in accordance with Section 5.9 of the Credit Agreement. To provide for such sales or disposition of Equipment, upon receipt of proper notice from such Debtor and provided that all applicable conditions for the release set forth in Section
5.9 of the Credit Agreement have been satisfied (including that no Default exists), the Secured Party shall release the security interests of the Secured Party in such Equipment, deliver the certificates of title for such Equipment, and execute all documents and instruments reasonably requested to evidence the release. In connection with any sale or other disposition of such Equipment, such Debtor shall provide the Secured Party with reports regarding such sales or other dispositions as may be reasonably requested by the Secured Party.

       5.2    Perfection.

              (a) Such Debtor shall provide the Secured Party with advance written notice of any material purchases or acquisitions of any railroad rolling stock, ships, or aircraft and the opportunity to perfect a first priority security interest in any such Equipment of such Debtor. No material amount of Equipment of such Debtor is in the form of fixtures except where the owner of the real property to which the fixtures are attached has executed a lien waiver in favor of the Secured Party.

              (b) The Equipment of such Debtor is located only at the Equipment Locations for such Debtor unless being used outside of the Equipment Locations for such Debtor in the ordinary course of business, and such Debtor shall not move the Equipment of





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such Debtor outside of the Equipment Locations for such Debtor unless being used outside of the Equipment Locations for such Debtor in the ordinary course of business, but in no event shall any of the Equipment of such Debtor be kept outside of the Equipment Locations for such Debtor for more than four consecutive months.

              (c) The filed financing statements in favor of the Secured Party filed in the applicable jurisdictions against the name of such Debtor and the notation of the security interests of the Secured Party on the certificates of title for Vehicles that are subject to certificate of title laws are the only filings or recordings necessary to perfect the security interests purported to be granted hereunder on the Equipment in the form of equipment, mobile equipment, and Vehicles, and no other filing, recording, authorization, consent, or other action is necessary to allow such Debtor to perform such Debtor's obligations hereunder with respect to such Collateral or to permit the Secured Party to exercise the Secured Party's rights and remedies hereunder with respect to such Collateral.

       5.3 Value. The Equipment of such Debtor is in good working order, and such Debtor shall maintain and preserve the Equipment in good working order and shall make all repairs, replacements, and restorations that are necessary or desirable to that end.

       5.4 Default and Remedies. During the existence of an Event of Default, the Secured Party may take control of the Equipment of such Debtor, and such Debtor shall transfer to the Secured Party or execute in favor of the Secured Party any documents necessary to take control of such Equipment. If such Debtor fails to do so, the Secured Party may execute any documents reasonably necessary to take such control of such Equipment. The Secured Party shall have no obligation to take any action to assemble or otherwise take control of the Collateral, whether for the purposes of sale or otherwise.

Section 6.    Inventory.   Each Debtor represents and warrants to and agrees
with the Secured Party as follows:

       6.1    Ownership.    Such Debtor may sell Inventory, other than
Inventory comprised of Equipment, in the ordinary course of business. Such Debtor may sell Inventory comprised of Equipment, which is defined as part of and treated as Equipment under this Agreement, in accordance with Section 5.

       6.2 Perfection. Such Debtor does not and shall not distribute or sell any Inventory on consignment. No document has been issued representing title to the Inventory of such Debtor. If disposition of any of the Inventory of such Debtor gives rise to any documents, such Debtor will promptly inform the Secured Party thereof and deliver the documents to the





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Secured Party with all necessary endorsements and assignment agreements requested by the Secured Party, or at the request of the Secured Party negotiate the same to the Secured Party.

       6.3 Default and Remedies. During the existence of an Event of Default, the Secured Party may take control of Inventory of such Debtor held by bailees, warehousemen, or similar parties, and such Debtor shall transfer to the Secured Party or execute in favor of the Secured Party any documents necessary to take control of such Inventory. If such Debtor fails to do so, the Secured Party may execute any documents reasonably necessary to take such control of such Inventory. The Secured Party shall have no obligation to take any action to assemble or otherwise take control of the Collateral, whether for the purposes of sale or otherwise.

Section 7.    Receivables.   Each Debtor represents and warrants to and agrees
with the Secured Party as follows:

       7.1    Perfection.

              (a) Such Debtor shall provide the Secured Party with advance written notice of any material increase in the amount of Receivables in the form of accounts or general intangibles for the payment of money from governmental agencies that require consents or other actions to assign, perfect, or realize upon (including Receivables from the federal government that are subject to the Federal Assignment of Claims Act), instruments, and chattel paper and the opportunity to perfect a first priority security interest (subject only to Permitted Liens) in any such Receivables of such Debtor. Upon written request of the Secured Party, such Debtor shall take such actions as the Secured Party may reasonably request to permit the Secured Party to perfect a first priority security interest in any such Receivables of such Debtor, including obtaining necessary consents from governmental agencies, delivery of instruments to the Secured Party with all necessary endorsements, and delivery of assignment agreements requested by the Secured Party.

              (b) With respect to Receivables of such Debtor in the form of chattel paper, including writings evidencing such Debtor's rights to payment under leases of taxicabs and other Vehicles, such Debtor shall mark conspicuously all such Collateral with a legend, in form and substance reasonably satisfactory to the Secured Party, indicating that such Collateral is subject to the security interests granted hereunder. Such Debtor shall, during the existence of an Event of Default and upon request by the Secured Party, promptly deliver to the Secured Party possession of the Receivables of such Debtor in the form of chattel paper.





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              (c)    The filed financing statements in favor of the Secured
Party filed against the name of such Debtor in the applicable jurisdictions are the only filings or recordings necessary to perfect the security interests purported to be granted hereunder on the Receivables of such Debtor in the form of accounts and general intangibles for the payment of money, and no other filing, recording, authorization, consent, or other action is necessary to allow such Debtor to perform such Debtor's obligations hereunder with respect to such Collateral or to permit the Secured Party to exercise the Secured Party's rights and remedies hereunder with respect to such Collateral.

       7.2 Value. Such Debtor shall use such Debtor's commercially reasonable efforts to collect payments on the Receivables of such Debtor when due. Unless otherwise specified herein, such Debtor shall use commercially reasonable efforts to perform such Debtor's obligations under each contract giving rise to any Receivables of such Debtor.

       7.3    Default and Remedies.

              (a) During the existence of an Event of Default, the Secured Party may establish Collateral Accounts for the purpose of collecting the Receivables of such Debtor and holding the proceeds thereof, and may direct such Debtor to instruct all account debtors and obligors on the Receivables of such Debtor to make all payments on the Receivables of such Debtor directly to the Secured Party for deposit into such Collateral Account. After such direction to such Debtor and until such direction has been rescinded (i) all collections and proceeds of the Receivables of such Debtor shall be directed to such Collateral Accounts, (ii) all proceeds of the Receivables of such Debtor which may from time to time come into the possession of such Debtor shall be held in trust for the Secured Party, segregated from the other funds of such Debtor, and delivered immediately to the Secured Party in the form received with any necessary endorsement for deposit into such Collateral Account, such delivery in no event to be later than one Business Day after receipt thereof by such Debtor, and (iii) such Debtor shall not adjust, settle, or compromise the amount or payment of any Receivable of such Debtor, release wholly or partly any account debtor or obligor for any Receivable of such Debtor, or allow any credit or discount on any Receivable of such Debtor, without the advanced written consent of the Secured Party.

              (b) In connection with the foregoing, the Secured Party shall have the right at any time during the existence of an Event of Default to take any of the following actions, in the Secured Party's own name or in the name of such Debtor: change the accounts which shall be the Collateral Accounts for the Receivables of such Debtor; compromise or extend the time for payment of the Receivables of such Debtor upon such terms as the Secured Party may determine; endorse the name of such Debtor on checks, instruments, or other evidences of payment on the Receivables of such Debtor; make written





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
or verbal requests for verification of amount owing on the Receivables of such Debtor from any Persons which the Secured Party believes are account debtors or obligors on the Receivables of such Debtor; open mail addressed to such Debtor and, to the extent of checks or other proceeds of the Receivables of such Debtor, dispose of same in accordance with this Agreement; take action in the Secured Party's name or such Debtor's name to enforce collection; and take all other action necessary to carry out this Agreement and give effect to the Secured Party's rights hereunder. Costs and expenses incurred by the Secured Party in collection and enforcement of the Receivables of such Debtor, including attorneys' fees and out-of-pocket expenses, shall be reimbursed by such Debtor to the Secured Party on demand.

Section 8.    Miscellaneous.

       8.1 Choice of Law. Except to the extent that the validity, perfection, or effect of perfection or nonperfection of the security interests created hereunder, or the remedies hereunder, in respect of any particular Collateral are required to be governed by the laws of a jurisdiction other than the State of Texas, this Agreement shall be subject to and construed and enforced in accordance with the substantive laws of the State of Texas.

       8.2 Notice. Unless otherwise specified, all notices and other communications between each Debtor and the Secured Party provided for in this Agreement and the Loan Documents to which such Debtor is a party shall be in writing, including telecopy, and delivered or transmitted to the addresses set forth below, or to such other address as shall be designated by such Debtor or the Secured Party in written notice to the other party. Notice sent by telecopy shall be deemed to be given and received when receipt of such transmission is acknowledged, and delivered notice shall be deemed to be given and received when receipted for by, or actually received by, an authorized officer of such Debtor or the Secured Party, as the case may be.

If to any Debtor:

       [Debtor]
       c/o Denali Incorporated
       1360 Post Oak Boulevard, Suite 2470
       Houston, Texas 77056
       Attn:  R. Kevin Andrews
       Telephone:  (713) 627-0933
       Telecopier:  (713) 627-0937

If to the Secured Party:

       NationsBank of Texas, N.A.,
       700 Louisiana, 7th Floor
       Houston, Texas 77002
       Attn: Mark W. Montgomery
       Telephone:    (713) 247-7155
       Telecopier:   (713) 247-7175

       8.3 General. If any provision in this Agreement is held to be unenforceable, such provision shall be severed and the remaining provisions shall remain in full force and effect. All representations, warranties, and covenants of any Debtor in this Agreement shall survive the execution of this Agreement and any other contract or agreement. If a due date for an amount payable is not specified in this Agreement, the due date shall be the date on which the Secured Party demands payment therefor. The Secured Party's remedies under this Agreement and the Loan Documents shall be cumulative, and no delay in enforcing this Agreement and the Loan Documents shall act as a waiver of the Secured Party's rights thereunder. The provisions of this Agreement may be waived or amended only in a writing signed by the party against whom enforcement is sought. This Agreement shall bind and inure to the benefit of each Debtor and the Secured Party and their respective successors and assigns. Each Debtor may not assign its rights or delegate its duties under this Agreement. The Secured Party may assign its rights and delegate its duties under this Agreement in accordance with the terms of the Credit Agreement.
This Agreement may be executed in multiple counterparts each of which shall constitute one and the same agreement.

       8.4 Joinder. Any present or future Subsidiary of the Company may become a Debtor under and a party to this Agreement by executing and delivering to the Secured Party a Joinder Agreement in accordance with Section 5.19 of the Credit Agreement or by otherwise assuming in writing in favor of the Secured Party the liabilities of a Debtor under this Agreement. Upon execution and delivery of a Joinder Agreement or otherwise assuming the liabilities of a Debtor under this Agreement such Subsidiary shall be deemed to be a Debtor under this Agreement and a party to this Agreement for all purposes hereunder.

THIS WRITTEN AGREEMENT AND THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

       EXECUTED as of the date first above written.


                                           CONTAINMENT SOLUTIONS, INC.
                                           DENALI MANAGEMENT, INC.
                                           ERSHIGS BILOXI, INC.
                                           ERSHIGS, INC.
                                           FLUID CONTAINMENT PROPERTY, INC.
                                           INSTRUMENTATION SOLUTIONS, INC.
                                           SPECIALTY SOLUTIONS, INC.


                                           By: /s/ R. Kevin Andrews
                                              ----------------------------------
                                                  R. Kevin Andrews
                                                  Treasurer


                                           FLUID CONTAINMENT, INC.
                                           HOOVER CONTAINMENT, INC.
                                           SEFCO, INC.


                                           By: /s/ Cathy L. Smith
                                              ----------------------------------
                                                  Cathy L. Smith
                                                  Secretary

                                           NATIONSBANK OF TEXAS, N.A., as Agent


                                           By: /s/ Mark W. Montgomery
                                              ----------------------------------
                                                  Mark W. Montgomery
                                                  Vice President